UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2024

Canterbury Park Holding Corporation
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

001-37858	47-5349765
(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.01 per share	CPHC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

As previously reported, on April 1, 2024, the Minnesota Racing Commission (the “MRC”) approved on-track advance deposit wagering (“ADW”) on historical horse racing, which would have permitted Canterbury Park Holding Corporation (the “Company”) to place up to 500 terminals for on-track ADW on historical horse racing at its racetrack in Shakopee, Minnesota.

On May 24, 2024, the Governor of Minnesota signed a bill into law that amended Minnesota Statutes, Chapter 240, with the immediate effect that ADW on historical horse racing is not permitted at the Company’s racetrack and that the Company may not offer any form of gaming outside of its horse racing and card club operations.

Specifically, the amendments to Minnesota Statutes, Chapter 240 (1) provide that ADW does not include historical horse racing and any televised, video or computer screen depicting a video game of chance or slot machine; (2) provide that horse racing does not include any form that has happened in the past or is considered historical horse racing; (3) prohibit a licensed racetrack from conducting or providing for play any of the following: historical horse racing; slot machines; video games of chance; or other gambling devices; and (4) limit the authority of the MRC by providing that such authority does not include the authority to expand gambling, nor the authority to approve or regulate historical horse racing, slot machines, video games of chance, and other gambling devices, by means of rulemaking, a contested case hearing, the review and approval of a plan of operation or proposed or amended plan of operation, the approval of any proposal or request, or any other commission or agency action.

The information in Item 8.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: May 24, 2024	By:	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer